UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2008

General Automotive Company
(Exact name of registrant as specified in its charter)

Nevada	333-137755	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  407-363-5633

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2008, General Automotive Company, a Nevada corporation (“GAC”), and SenCer Inc., a New York corporation (“SenCer”), entered into an Operating Agreement (the “Operating Agreement”), which sets forth the regulations, terms and conditions under which General Automotive Advanced Technology Group, LLC, a Florida limited liability company (the “Joint Venture”) will be operated.

The Operating Agreement provides that GAC and SenCer shall initially hold 50% membership interests in the Joint Venture.  Initially, GAC shall contribute such services and incur such costs and expenses as it shall deem necessary to determine the commercial viability of the Joint Venture’s business, which services have an agreed-upon value of $200,000.  In the event GAC becomes satisfied that the business is commercially viable, GAC shall make additional capital contributions of up to an aggregate of $750,000, in cash, to fund the operations of the Joint Venture and SenCer shall contribute to the Joint Venture a license to use SenCer’s ceramic composite technology for any and all transportation applications, all pursuant to an exclusive license agreement by and between the Joint Venture and SenCer also dated July 22, 2008.  The license has an agreed-upon value of $2,000,000.  If commercial viability has not been achieved by January 15, 2009, the Joint Venture will be dissolved unless the GAC elects to continue its existence.

GAC shall be the sole managing member of the Joint Venture, responsible for the day-to-day operations of the Joint Venture as well as certain marketing activities of the Joint Venture.  SenCer shall design and develop applications and prototype products for clients of the Joint Venture.  Certain major decisions, such as entering into a change of control transaction, amending the Operating Agreement, admitting new members to the Joint Venture and dissolving the Joint Venture shall require member approval.

A copy of the Operating Agreement is being filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.  The description of the Operating Agreement above is a summary and does not purport to be complete and is qualified in its entirety by reference to the Operating Agreement.

There are no material relationships between GAC or any of its affiliates and SenCer other than the Agreement.

SECTION 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
10.1
Operating Agreement for General Automotive Advanced Technology Group, LLC, a Florida limited liability company by and between General Automotive Company, a Nevada corporation and SenCer Inc., a New York corporation, executed July 22, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/s/Joseph L. DeFrancisci
Joseph L. DeFrancisci
President and CEO

Date:  July 24, 2008